Earnings per share (Tables)	6 Months Ended
Jun. 30, 2022
Earnings per share [abstract]
Earnings per share [text block]

	Second	Second	First	First
	quarter	quarter	half	half
$ million	2022	2021	2022	2021
Results for the period
Profit (loss) for the period attributable to bp shareholders	9,257	3,116	(11,127)	7,783
Less: preference dividend	1	—	1	1
Profit (loss) attributable to bp ordinary shareholders	9,256	3,116	(11,128)	7,782

Number of shares (thousand)(a)(b)
Basic weighted average number of shares outstanding	19,388,427	20,272,111	19,451,040	20,285,083
ADS equivalent(c)	3,231,404	3,378,685	3,241,840	3,380,847

Weighted average number of shares outstanding used to calculate diluted earnings per share	19,619,628	20,366,731	19,451,040	20,394,877
ADS equivalent(c)	3,269,938	3,394,455	3,241,840	3,399,146

Shares in issue at period-end	19,135,400	20,224,314	19,135,400	20,224,314
ADS equivalent(c)	3,189,233	3,370,719	3,189,233	3,370,719
(a)Excludes treasury shares and includes certain shares that will be issued in the future under employee share-based payment plans.
(b)If the inclusion of potentially issuable shares would decrease loss per share, the potentially issuable shares are excluded from the weighted average number of shares outstanding used to calculate diluted earnings per share. The numbers of potentially issuable shares that have been excluded from the calculation for the first half 2022 are 202,620 thousand (ADS equivalent 33,770 thousand).
(c)One ADS is equivalent to six ordinary shares.

Issued ordinary share capital as at 30 June 2022 comprised 19,167,443,264 ordinary shares (31 December 2021 19,740,881,309 ordinary shares). This includes shares held in trust to settle future employee share plan obligations and excludes 1,032,977,146 ordinary shares which have been bought back and are held in treasury by BP (31 December 2021 1,037,200,510 ordinary shares).